UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2009

WYETH

(Exact name of registrant as specified in its charter)

Delaware	1-1225	13-2526821
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Giralda Farms, Madison, N.J.	07940
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 973-660-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 23, 2009, Wyeth issued the press release attached hereto as Exhibit 99.1 announcing the full redemption of its $2.00 Convertible Preferred Stock, par value $2.50 per share, effective on the redemption date of July 15, 2009.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

(99.1)	Press Release, dated April 23, 2009, announcing the full redemption of Wyeth’s $2.00 Convertible Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2009	WYETH

	By:	/s/ Eileen M. Lach
	Name:	Eileen M. Lach
	Title:	Vice President, Corporate Secretary and Associate General Counsel

EXHIBIT INDEX

Exhibit Number	Description

(99.1)	Press Release, dated April 23, 2009, announcing the full redemption of Wyeth’s $2.00 Convertible Preferred Stock.